UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   AT&T CORP.
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

COVER:

AT&T WIRELESS GROUP TRACKING STOCK

BUILDING THE FUTURE OF WIRELESS


VOTE NOW!

[AT&T logo]

FLAP:

3 SMART REASONS TO VOTE NOW!

1. Your board of directors considers this an important decision for our Company, and recommends a vote FOR the proposed amendments.

2. If you don't exercise your right to vote by March 14, 2000, it will automatically be counted as a "no" vote. Please vote now.

3. AT&T's management team, led by C. Michael Armstrong, believes that the creation of this tracking stock will assist the Wireless Group in meeting its capital needs and increase market awareness of the performance and value of AT&T's wireless businesses.

VOTE NOW!
FOR MORE INFORMATION, CALL 1-800-603-1913 OR VISIT THE AT&T INVESTOR RELATIONS WEB SITE AT www.att.com/ir
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

INSIDE COVER (PG 1):

"We take pride in the fact that people from every walk of life have made an investment in, and put their trust, in our Company. As in any election, every vote is important. We ask you to vote now to help shape the future of
AT&T."    C. Michael Armstrong - Chairman and CEO

VOTE NOW!
To cast your vote, follow the instructions on the enclosed proxy voting card. Please note that to vote FOR the amendments authorizing AT&T to create the AT&T Wireless Group tracking stock you MUST actually cast a FOR vote. If you do not exercise your right to vote, it will count as a vote AGAINST the creation of the tracking stock.


The AT&T Wireless Group is one of the largest wireless service providers in the United States, operating one of the largest U.S. digital wireless networks.

But we still have major work to do.

To help the Wireless Group increase its coverage and improve the quality of its services, our board of directors is requesting your approval to create a new class of AT&T stock called the AT&T Wireless Group tracking stock.

INSIDE MIDDLE PANEL (PG 2)

WHY A "TRACKING STOCK?"

A company typically issues a tracking stock to help a particular segment of its business realize its full potential. In this case, the AT&T Wireless Group tracking stock is designed to reflect the economic performance of AT&T's wireless services businesses. We believe that issuing a tracking stock will help the AT&T Wireless Group raise capital, which can be used for investments and acquisitions in this fast-growing and quickly evolving field.

To be clear, we are NOT spinning off any part of our operations. The AT&T Wireless Group will continue to operate fully under the AT&T umbrella. We believe that AT&T's widely recognized brand significantly contributes to the success of the AT&T Wireless Group's products and services.

HOW DOES THIS AFFECT AT&T SHAREOWNERS?

If the AT&T Wireless Group tracking stock is approved by AT&T shareowners:

Step 1:

AT&T currently intends to issue a portion of the total tracking stock shares through an IPO -- Initial Public Offering - by a carefully selected group of banks and brokers.

As an AT&T shareholder, you will continue to own the same number of shares of AT&T common stock.

Step 2:

Some time after the IPO, we currently intend to distribute the remaining shares of the AT&T Wireless Group tracking stock to AT&T common stock holders. The method, ratio of shares and timing of the distribution will depend on market conditions and other factors.

While the method and timing of the distribution have not been determined, it will be done in a way that the board of directors determines is in the best interest of AT&T shareholders.

The proposed amendments -- as well as a discussion of the potentials and risks of the business -- are described in detail in the proxy statement you recently received. To better understand the proposals on which you are being asked to vote, you should read that document carefully. Note that the IPO will be offered separately in a registration statement filed with the Securities and Exchange Commission.

The AT&T Wireless Group has set a goal to be the premier provider of high-quality wireless communications services: whether mobile or fixed, voice or data, to business or consumers, in the United States or internationally. But this is a fast-moving business, subject to evolving industry standards and significant technological change.

We expect approval of the proposed amendments to allow us to facilitate growth toward that goal by providing direct investment opportunities in the performance and value of AT&T's wireless business.

INSIDE BACK

Q&A
QUESTIONS AND ANSWERS

Q. EXACTLY WHAT AM I VOTING ON?

In basic terms, we are asking shareowners to approve amendments to our charter to authorize the creation of a new class of stock called the AT&T Wireless Group tracking stock, as well as to approve amendments to our 1997 Long Term Incentive Program regarding employee and director incentive awards. The proxy statement you recently received explains the proposals completely.

Q. HOW DO YOU EXPECT TO ISSUE THE AT&T WIRELESS GROUP TRACKING STOCK?

AT&T expects to issue this tracking stock through an IPO - Initial Public Offering -- subject to market conditions. We currently intend to follow the IPO with a distribution to holders of AT&T common shares.

Q. HOW WILL THE CREATION OF THE TRACKING STOCK AFFECT THE NUMBER OF AT&T SHARES THAT I OWN? WILL IT AFFECT MY DIVIDEND?

You will continue to own the same number of AT&T common stock shares you own now. Our board of directors currently pays a cash dividend of $.22 per share per quarter. As always, the determination of future dividends will be decided by the board of directors based on financial conditions, results of operations and business requirements.

Q. WHAT DO I NEED TO DO NEXT?

READ the proxy statement carefully, then VOTE on the proposed amendments. Please follow the instructions on the enclosed proxy voting card to cast your vote. Many shareowners have the convenient option to vote via the INTERNET, or by calling a TOLL-FREE TELEPHONE NUMBER as alternatives to signing and mailing the enclosed proxy card. You may vote anytime up to, and including at, the special AT&T shareowners meeting on MARCH 14, 2000.

Q. WHERE CAN I GET MORE INFORMATION TO HELP ME DECIDE HOW TO VOTE?

The proxy statement explains in detail how the creation of the Wireless Group tracking stock will affect AT&T and you as a shareowner. If you need further clarification, the AT&T Shareowner Information Center at 1 800-603-1913 will try to assist you, or visit the AT&T Investor Relations Web site at www.att.com/ir.

CONTACT INFORMATION FOR THE BACK PANEL:

If you have questions regarding:
*    March 14, 2000 Special Shareowner Meeting
*    Proposed AT&T Wireless Group tracking stock
Call 1 800-603-1913

Visit www.att.com/ir for:
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*    Information about the proposed AT&T Wireless Group tracking stock
*    Secure online account access
* Forms: change of address, cost basis instructions and requests for change of ownership and many more
*    Real time information relevant to investors

Call AT&T Shareowner Services at 1 800-348-8288 and follow the prompts for:
* For information and assistance with your registered share account. Our automated telephone account information system is available 24 hours a day 7 days a week.

    If your request cannot be fulfilled on our automated telephone system, shareowner service representatives are available Monday though Friday from 8 a.m. to 6 p.m. Eastern Time

*    Those using a TDD should call 1 800-822-2794

* If your shares are registered with a bank or broker, please contact them directly for account management services

ORDER AT&T CONSUMER SERVICES ONLINE AT www.catalog.att.com/cmd
                                       -----------------------
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